DEAN HELLER Secretary of State 204 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Articles of Merger (PURSUANT TO NRS 92A.200) Page 1	Office Use Only:

Articles of Merger (Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200): Spiral Toys Inc. Name of merging entity

Nevada Jurisdiction	Corporation Entity type *
and,
Rocap Marketing, Inc. Name of surviving entity
Nevada Jurisdiction	Corporation Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust. Filing Fee: $350
This for must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER Secretary of State 204 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Articles of Merger (PURSUANT TO NRS 92A.200) Page 2
2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190): Attn: c/o:

3) (Choose one)

[  ]        The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[x]       The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c may be used, as applicable, for each entity.) (If there are more than four merging entities, check box [  ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from:

_Spiral Toys Inc.___________________________________________

Name of merging entity, if applicable

and, or;

Rocap Marketing, Inc. ____________________________________________________

Name of surviving entity, if applicable

This for must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER Secretary of State 204 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Articles of Merger (PURSUANT TO NRS 92A.200) Page 3
(b) The plan was approved by the required consent of the owners of *: Name of merging entity, if applicable and, or; Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This for must be accompanied by appropriate fees.  See attached fee schedule.

DEAN HELLER Secretary of State 204 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

         (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This for must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1 of the Articles of Incorporation shall be amended to state:

1. Name of Corporation: Spiral Toys Inc.

6) Location of Plan of Merger (check a or b):

  X   (a) The entire plan of merger is attached;

or,

___      (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

This form must be accompanied by appropriate fees.
DEAN HELLER Secretary of State 204 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

8) Signatures - Must be signed by:

An officer of each Nevada corporation; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*:

  Spiral Toys Inc.

Name of merging entity

/s/ Mark Meyers                                 PRESIDENT                   Jan. 22, 2015

Signature                                              Title                                             Date

  Rocap Marketing, Inc.

Name of surviving entity

/s/ Mark Meyers                                PRESIDENT                     Jan. 22, 2015
Signature                                              Title                                             Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law  governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

This for must be accompanied by appropriate fees.

PLAN OF MERGER

Between

Rocap Marketing, Inc.

and

Spiral Toys Inc.

ADOPTED BY

the Board of Directors of

Rocap Marketing, Inc.

pursuant to

Section 92A.180

of the Nevada Revised Statutes

*********************************************

Dated as of December 30, 2014

SECTION 1.01

THE MERGER.

(i)

Conversion of Spiral Toys Shares.  At the Effective Time, by virtue of the Merger and without any action on the part of Rocap Marketing, Inc., Spiral Toys Inc. or the holders of any of their respective securities:

(A)

Each of the issued and outstanding shares of common stock of Spiral Toys Inc. (the “Spiral Toys Shares”) immediately prior to the Effective Time shall be converted into and represent the right to receive, and shall be exchangeable for, one share of common stock of Rocap Marketing, Inc. (the "Merger Shares").

(B)

All Spiral Toys Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Shares upon the surrender of such certificate to the transfer agent for the common stock of Rocap Marketing, Inc.

(ii)

Change of Corporate Name.  The Articles of Merger filed to effect the Merger shall provide for a change of the name of the surviving entity from Rocap Marketing, Inc. to Spiral Toys Inc.

SECTION 1.02

MERGER; EFFECTIVE TIME.

At the Effective Time, Spiral Toys Inc. shall merge with and into Rocap Marketing, Inc.  in accordance with the provisions of Section 92A.180 of the Nevada Revised Statutes, the separate corporate existence of Spiral Toys Inc. shall cease, and Rocap Marketing, Inc. shall continue as the Surviving Entity under its new name (the "Merger").  The Effective Time shall occur upon the filing with the Secretary of State of the State of Nevada of Articles of Merger (the “Effective Time”).

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